SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT


    THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment") is made and dated as of the 14th day of April, 1999 by and among COUNTRYWIDE HOME LOANS, INC. (the "Company"), the Lenders under (and as that term and capitalized terms not otherwise defined herein are defined in) the Revolving Credit Agreement described below, and ROYAL BANK OF CANADA, as Lead Administrative Agent (in such capacity, the "Lead Administrative Agent").


                                    RECITALS

    A. Pursuant to that certain Revolving Credit Agreement dated as of April 15, 1998 by and among the Company, the Lenders party thereto, the Lead Administrative Agent and others (as amended, extended and replaced from time to time, the "Revolving Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

    B. The Company has requested that the Lenders currently party to the Revolving Credit Agreement agree to amend the Revolving Credit Agreement in certain respects as provided more particularly herein.

    NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT

    1. Extension of Maturity Date. To reflect the agreement of the Lead Administrative Agent and the Lenders to extend the term of the credit facility evidenced by the Revolving Credit Agreement, the definition of "Maturity Date" set forth in the Glossary is hereby amended to read in its entirety as follows:

        "'Maturity Date' shall mean April 12, 2000."

    2. Utilization-Based Pricing Increase. To reflect the agreement of the Company to a pricing increase based upon utilization of the credit facility evidenced by the Revolving Credit Agreement:

                  (a) The definition of "Applicable Eurodollar Rate" set forth in the Glossary is hereby amended to read in its entirety as follows:

                           "'Applicable Eurodollar Rate' shall mean with respect to any Eurodollar Interest Period, the rate per annum (rounded upward, if necessary, to the next higher one one hundredth of one percent (.01%)) calculated in accordance with the following formula:

                           Applicable Eurodollar Rate =    ER    + ES
                                        1-RR
        where
                           ER  =  Eurodollar Rate
                           RR  =  Reserve Requirement
                           ES  =  Eurodollar Spread"

                  (b) A new definition is hereby added to the Glossary, in correct alphabetical order, to read in its entirety as follows:

                           "'Eurodollar Spread' shall mean: (a) on each day on which the aggregate dollar amount of Loans outstanding does not exceed twenty five percent (25%) of the Aggregate Credit Limit on such day, 0.295%, and (b) on each day on which the aggregate dollar amount of Loans outstanding exceeds twenty five percent (25%) of the Aggregate Credit Limit on such date, 0.42%."

                  (c) The definition of "Alternate Base Rate" set forth in the Glossary is hereby amended to read in its entirety as follows:

                           "'Alternate Base Rate' shall mean on any date the greater of: (a) the Federal funds Effective Rate plus one half of one percent (0.50%), and (b) the Corporate Base Rate; provided, however that the `Alternate Base Rate' in effect on each day on which the aggregate dollar amount of Loans outstanding exceeds twenty five percent (25%) of the Aggregate Credit Limit on such date shall be increased by 0.125%."

    3. Y2K Issues. To reflect the agreement of the parties to address potential technological issues associated with the year 2000:

                  (a) A new Paragraph 8(l) is hereby added to the Revolving Credit Agreement to read in its entirety as follows:

                           "8(l) Year 2000. The Company has reviewed its operations and those of its Affiliates with a view to assessing whether its businesses or the businesses of any of its Affiliates will be vulnerable to a Year 2000 Problem arising from the computer-based systems of the Company or its Affiliates or will be vulnerable to the effects of a Year 2000 Problem suffered by certain of the Company's or any of its Affiliates' major commercial counterparties. The Company has taken or shall take reasonable actions and has committed or shall expeditiously commit adequate resources to enable its computer-based and other systems (and those of its Affiliates) to effectively process data, including dates before, on and after January 1, 2000, without experiencing any Year 2000 Problem arising from its computer-based systems that could cause a Material Adverse Effect. The Company has a reasonable basis to believe that the computer-based systems of the Company and its Subsidiaries will not have a Year 2000 Problem arising from such systems that will cause a Material Adverse Effect."

                  (b) A New Paragraph 9(l) is hereby added to the Revolving Credit Agreement to read in its entirety as follows:

                           "9(l) Year 2000. At the request of the Lead Administrative Agent, the Company will provide the Lead Administrative Agent with a description of the actions undertaken by the Company in its efforts to enable the computer-based systems of the Company and its Affiliates to effectively process data on and after January 1, 2000."

                  (c) The following new definitions are hereby added to the Glossary, in correct alphabetical order, to read in their entirety as follows:

                           "'Material Adverse Effect' shall mean: (a) a materially adverse effect on the assets, business, operations, properties or condition (financial or otherwise) of the Company and its Affiliates, taken as a whole, (b) an impairment of the ability of the Company to perform any of its obligations under the Credit Documents or
         (c) an impairment of the validity or enforceability of, or an impairment of the rights, remedies or benefits available to the Lenders under, the Credit Documents."

                           "'Year 2000 Problem' shall mean, with respect to any Person, any significant risk that computer hardware, software or equipment containing embedded microchips essential to the business or operation of such Person or any of its Affiliates will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively and reliably as in the case of dates or time periods occurring before January 1, 2000, including the making of accurate leap year calculations."

         4. Amendment of Negative Covenants. To reflect the agreement of the Lenders to modify existing limitations contained in the Revolving Credit Agreement on the ability of the Company to enter into certain repurchase agreements and to fund Advances to Affiliates:

                  (a) Paragraph 10(g) of the Revolving Credit Agreement is hereby amended to read in its entirety as follows:

                         "10(g) Investments; Advances; Receivables. Make or commit to make any advance, loan or extension of credit ("Advances") to, or hold any receivable ("Receivable") of, or make or commit to make any capital contribution to, or purchase any stock, bonds, notes, debentures or other securities ("Investments") of, or make any other investment in, any Person, except:

                                    (1)     Advances constituting Mortgage Loans
made in the ordinary course of the Company's
                  business;

                                    (2)  Advances  to  and  Receivables  of  any
                  Person which are fully secured on a first priority perfected basis by Mortgage Loans;

                                    (3)   Investments   in,   Advances   to  and
                  Receivables of any Affiliate which are fully secured on a first priority perfected basis by Mortgage Loans or Prime Quality Mortgage-Backed Securities;

                                    (4)   Investment   in,   Advances   to   and
                  Receivables of any Affiliate or any Servicing Pass-Through Venture which is not otherwise an Affiliate, which are unsecured or which are secured on a first priority perfected basis by collateral other than Mortgage Loans or Prime Quality Mortgage-Backed Securities, in an aggregate amount not to exceed fifteen percent (15%) of the net worth of the Company determined in accordance with GAAP; and

                                    (5)   Investments   in,   Advances   to  and
                  Receivables of Countrywide Capital Markets, Inc. or any of its Subsidiaries, which are fully secured on a first priority perfected basis by: (i) debt instruments issued by FNMA or FHLMC or (ii) time deposit accounts issued by a financial institution the deposits of which are insured by the Bank Insurance Fund and which financial institution has a deposit rating issued by a recognized rating agency not less than the rating assigned to the Company's long term indebtedness."

                  (b) The definition of "Mortgage-Backed Security" set forth in the Glossary is hereby amended to read in its entirety as follows:

                           "'Mortgage-Backed Security' shall mean a security (including, without limitation, a participation certificate) secured by or representing an undivided interest in a pool of Mortgage Loans each of which Mortgage Loan is secured by a completed single family dwelling (one-to-four family units), which security is:

                           (a)       Guaranteed by GNMA;

                           (b)      Issued by FNMA or FHLMC; or

                           (c) Issued by any other Person provided that such security: (1) was subject to an effective registration statement filed with the Securities and Exchange Commission at the time of initial issuance or was included in a senior tranche of privately-placed securities, and (2) is rated by a recognized rating agency in a category that is not less than the rating assigned to the Company's long term indebtedness."

    5. Reaffirmation of Loan Documents. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Lead Administrative Agent, the Lenders or any other Person under the Revolving Credit Agreement or any other Credit Document, (b) the term "Obligations" as used in the Credit Documents includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Revolving Credit Agreement as amended hereby and the other Credit Documents remain in full force and effect.

    6. Reaffirmation of Guaranties. By executing this Amendment as provided below, the Parent acknowledges the terms and conditions of this Amendment and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of the Parent or the rights of the Lead Administrative Agent, the Lenders or any other Person under the Guaranty, the Subordination Agreement or any other document or instrument made or given by the Parent in connection therewith, (b) the term "Obligations" as used in the Guaranty and the Subordination Agreement includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Guaranty and the Subordination Agreement remain in full force and effect.

    7. Amendment Effective Date. This Amendment shall be effective as of the day and year first above written upon the date (the "Amendment Effective Date") that there has been delivered to the Lead Administrative Agent:

        (a)A copy of this Amendment, duly executed by each party hereto and cknowledged by the Parent; and

        (b)Such  corporate  resolutions,   incumbency   certificates  and  other
authorizing documentation as the Lead Administrative Agent may request.

    8. Representations and Warranties. The Company hereby represents and warrants to the Lead Administrative Agent and each of the Lenders that at the date hereof and at and as of the Amendment Effective Date:

        (a)Each of the Company and the Parent has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and the Parent and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

        (b)Both prior to and after giving effect hereto: (1) the representations and warranties of the Company and the Parent contained in the Credit Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

    9. No Other Amendment. Except as expressly amended hereby, the Credit Documents shall remain in full force and effect as written and amended to date.

    10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                             COUNTRYWIDE HOME LOANS, INC.,
                                             a New York corporation




                                             By
                                             Name
Title


                ROYAL BANK OF CANADA, as Lead Administrative Agent and a Lender


                                             By
                                             Name
                                             Title


                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Lender




                                             By
                                             Name
                                             Title

                                  CREDIT LYONNAIS NEW YORK BRANCH, as a Lender



                                             By
                                             Name
                                             Title


                                             ABN AMRO BANK, N.V., as a Lender


                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             BARCLAYS BANK PLC, as a Lender




                                             By
                                             Name
                                             Title


         DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES, as a Lender




                                             By
                                             Name
                                             Title

                                             By
                                             Name
                                             Title

                                        BANQUE NATIONALE DE PARIS, as a Lender




                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             BANQUE PARIBAS, as a Lender


                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             BANK OF HAWAII, as a Lender




                                             By
                                             Name
                                             Title


                            COMMERZBANK, AG, LOS ANGELES BRANCH, as a Lender

                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                    WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                    NEW YORK BRANCH/CAYMAN ISLANDS BRANCH, as a Lender




                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


ACKNOWLEDGED and AGREED TO as of the date first written above:

COUNTRYWIDE CREDIT INDUSTRIES, INC.,
a Delaware corporation




By _______________________________________________
Name _____________________________________________
Title ____________________________________________

Countrywide Credit Industries, Inc.
A Delaware Corporation

By:
---------------------------------------------
Its:
---------------------------------------------